                                                                      Exhibit 21


          STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                             STATE OF
                          NAME OF SUBSIDIARY              INCORPORATION
                          ------------------              -------------
        Stewart Title of Mobile, Inc.   . . . . . . . .   Alabama
        Stewart Title & Trust of Phoenix, Inc.  . . . .   Arizona
        Citizens Title & Trust  . . . . . . . . . . . .   Arizona
        Stewart Title & Trust of Tucson   . . . . . . .   Arizona
        Stewart Title Company of San Diego  . . . . . .   California
        Stewart Title of California   . . . . . . . . .   California
        Stewart Title of Modesto  . . . . . . . . . . .   California
        Stewart Title (Los Angeles)   . . . . . . . . .   California
        Stewart Title of Fresno   . . . . . . . . . . .   California
        Stewart Title Company of the Inland Empire  . .   California
        Stewart Title of Central California   . . . . .   California
        Landata, Inc. of Los Angeles  . . . . . . . . .   California
        Stewart Title of Monterey County  . . . . . . .   California
        Stewart Title of Santa Barbara  . . . . . . . .   California
        Asset Preservation, Inc.  . . . . . . . . . . .   California
        Landata, Inc. of the West Coast - Northern
          California Division . . . . . . . . . . . . .   California
        Stewart Title of Larimer County, Inc.   . . . .   Colorado
        Stewart Title of Greeley, Inc.  . . . . . . . .   Colorado
        Stewart Title of Aspen, Inc.  . . . . . . . . .   Colorado
        Stewart Title of Eagle County, Inc.   . . . . .   Colorado
        Stewart Title of Glenwood Springs, Inc. . . . .   Colorado
        Stewart Title of Denver, Inc.   . . . . . . . .   Colorado
        Stewart Title of Summit County, Inc.  . . . . .   Colorado
        Stewart Title of Boulder County, L.L.C. . . . .   Colorado
        Stewart Title Company of Colorado Springs   . .   Colorado
        Landata, Inc. of the Rocky Mountains  . . . . .   Colorado
        Stewart Title of Tampa  . . . . . . . . . . . .   Florida
        Stewart Title of Palm Beach County, Inc.  . . .   Florida
        Stewart Title Guaranty of Jacksonville, Inc.  .   Florida
        Stewart Title of Orange County, Inc.  . . . . .   Florida
        Stewart Title of Clearwater, Inc.   . . . . . .   Florida
        Stewart Title of Fort Myers, Inc.   . . . . . .   Florida
        Stewart Title of Polk County, Inc.  . . . . . .   Florida
        Stewart Title of Martin County  . . . . . . . .   Florida
        Stewart Title of Miami, Inc.  . . . . . . . . .   Florida
        Stewart Title of Ft. Lauderdale   . . . . . . .   Florida
        Stewart Title of Sarasota   . . . . . . . . . .   Florida
        Stewart-Fidelity Title Company  . . . . . . . .   Florida
        Landata, Inc. of Florida  . . . . . . . . . . .   Florida
        Stewart Title of Pensacola, Inc.  . . . . . . .   Florida
        Stewart Title of Tallahassee, Inc.  . . . . . .   Florida
        Stewart River City Title  . . . . . . . . . . .   Florida
        Stewart Title of Northwestern Florida . . . . .   Florida

                                                                     (continued)

                                                                      Exhibit 21
                                                                     (continued)


          STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES


                                                             STATE OF
                        NAME OF SUBSIDIARY                INCORPORATION
                        ------------------                -------------
        Charlotte County Abstract & Title Company   . .   Florida
        Bay Title Services, Inc.  . . . . . . . . . . .   Florida
        Stewart Approved Title, Inc.  . . . . . . . . .   Florida
        Stewart Title of Illinois   . . . . . . . . . .   Illinois
        Landata, Inc. of Illinois   . . . . . . . . . .   Illinois
        Stewart Title Services of Indiana . . . . . . .   Indiana
        Stewart Title of Louisiana, Inc.  . . . . . . .   Louisiana
        Stewart Title of Maryland   . . . . . . . . . .   Maryland
        Cambridge Landata, Incorporated   . . . . . . .   Maryland
        Landata, Inc. of the Northeast  . . . . . . . .   Massachusetts
        Stewart Title Company of Minnesota  . . . . . .   Minnesota
        Stewart Title Company of Mississippi  . . . . .   Mississippi
        Stewart Title, Inc. (Kansas City)   . . . . . .   Missouri
        Stewart Title of Douglas County   . . . . . . .   Nevada
        Stewart Title of Northern Nevada  . . . . . . .   Nevada
        Stewart Title of Carson City  . . . . . . . . .   Nevada
        Stewart Title of Nevada   . . . . . . . . . . .   Nevada
        Stewart Title of Northeastern Nevada  . . . . .   Nevada
        Stewart Title of Central Nevada   . . . . . . .   Nevada
        Public Data Marketing, Inc.   . . . . . . . . .   Nevada
        Stewart Title of Central Jersey, Inc.   . . . .   New Jersey
        Stewart-Princeton Abstract  . . . . . . . . . .   New Jersey
        Stewart Title Services of North Jersey, L.L.C .   New Jersey
        Santa Fe Abstract Limited . . . . . . . . . . .   New Mexico
        Stewart Title Limited   . . . . . . . . . . . .   New Mexico
        Stewart Title Insurance Company   . . . . . . .   New York
        Barretta Landata, L.L.C.  . . . . . . . . . . .   New York
        Stewart Title of Mecklenburg County   . . . . .   North Carolina
        Stewart Title of North Carolina   . . . . . . .   North Carolina
        Stewart Title Agency of Ohio, Inc.  . . . . . .   Ohio
        Stewart Abstract & Title Co. of Oklahoma  . . .   Oklahoma
        Stewart Title of Rhode Island, Inc.   . . . . .   Rhode Island
        Ortem Investments, Inc.   . . . . . . . . . . .   Texas
        East-West, Inc.   . . . . . . . . . . . . . . .   Texas
        Stewart Title of San Patricio County, Inc.  . .   Texas
        Stewart Title Guaranty Company  . . . . . . . .   Texas
        Southland Information, Inc.   . . . . . . . . .   Texas
        Stewart Title Company . . . . . . . . . . . . .   Texas
        Stewart Title Austin, Inc.  . . . . . . . . . .   Texas
        Stewart Title of Lubbock, Inc.  . . . . . . . .   Texas



                                                                     (continued)

                                                                      Exhibit 21
                                                                     (continued)


           STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES


                                                            STATE OF
                        NAME OF SUBSIDIARY                INCORPORATION
                        ------------------                -------------

        Stewart Title Company of Rockport, Inc. . . . .   Texas
        Texarkana Title and Abstract, Inc.  . . . . . .   Texas
        Stewart Investment Services Corporation   . . .   Texas
        Stewart Trust Company   . . . . . . . . . . . .   Texas
        Landata Systems, Inc.   . . . . . . . . . . . .   Texas
        Landata, Inc. of San Antonio  . . . . . . . . .   Texas
        Landata, Inc. of Midwest  . . . . . . . . . . .   Texas
        Landata RE-Source, Inc.   . . . . . . . . . . .   Texas
        Landata Field Services  . . . . . . . . . . . .   Texas
        Fulghum, Inc. . . . . . . . . . . . . . . . . .   Texas
        OnLine Mortgage Documents . . . . . . . . . . .   Texas
        Mortgage Management Services, Inc.  . . . . . .   Texas
        Stewart Management Information, Inc.  . . . . .   Texas
        Stewart - U.A.M., Inc.  . . . . . . . . . . . .   Texas
        Baca Landata, Inc.  . . . . . . . . . . . . . .   Texas
        Primero, Inc.   . . . . . . . . . . . . . . . .   Texas
        United Aerial Mapping, Inc.   . . . . . . . . .   Texas
        Priority Title - Houston  . . . . . . . . . . .   Texas
        Priority Title - Dallas . . . . . . . . . . . .   Texas
        Stewart Title of North Texas  . . . . . . . . .   Texas
        Stewart Information International, Inc.   . . .   Texas
        San Antonio Data, Inc.  . . . . . . . . . . . .   Texas
        Stewart Title Insurance Company (U.K.)
          Limited   . . . . . . . . . . . . . . . . . .   United Kingdom
        Conquest Group  . . . . . . . . . . . . . . . .   United Kingdom
        Michael Hickmott & Co.  . . . . . . . . . . . .   United Kingdom
        Stewart Title Great Britain . . . . . . . . . .   United Kingdom
        Stewart Title of Virginia . . . . . . . . . . .   Virginia
        Stewart Title and Escrow, Inc.  . . . . . . . .   Virginia
        Stewart Title - Shenandoah Valley, L.C.   . . .   Virginia
        Stewart Title Services of Virginia, L.C.  . . .   Virginia
        Signature & Stewart Settlements, L.C.   . . . .   Virginia
        Stewart Title & Associates  . . . . . . . . . .   Virginia
        Cedar Run Title & Abstract  . . . . . . . . . .   Virginia
        Land Title Research   . . . . . . . . . . . . .   Virginia
        Stewart Services of Greater Virginia  . . . . .   Virginia
        Stewart Title of Gillette   . . . . . . . . . .   Wyoming